EXHIBIT 3.1

                                     Annex A
                                     -------

                          BRUNSWICK TECHNOLOGIES, INC.
                       RESTATED ARTICLES OF INCORPORATION

         FIRST: The name of the corporation is Brunswick Technologies, Inc., and it is located in Maine at Brunswick.

         SECOND: The name of its Clerk, who must be a Maine resident, and the address of its registered office shall be:

         Name:  Daniel G. McKay

         Street and Number:  144 Exchange Street, P.O. Box 1210

         City:    Bangor, Maine 04402-1210

         THIRD: The number of directors constituting the board of directors of the corporation shall be no less than seven and no more than nine.

         FOURTH: The board of directors is not authorized to increase or decrease the number of directors.

         FIFTH: There shall be two or more classes of shares. The designation of each such class, the number of shares which the corporation is authorized to issue and the par value, if any, are as set forth below. Additional information required by Section 403 of the Maine Business Corporation Act is set out in the Schedules A through E attached hereto and made a part hereof.

                                           Number of
           Class            Series     Authorized Shares        Par Value
           -----            ------     -----------------        ---------

Common                         -           20,000,000             $.0001
Convertible Preferred         AA                3,657             None
Convertible Preferred         BB               33,167             None
Convertible Preferred          C               18,000             None
Convertible Preferred          D               16,000             None
Preferred                      -            1,000,000             $10.00


                                     SUMMARY

         The aggregate par value of all shares having par value is $10,002,000

         The total number of authorized shares of all classes without part value is 70,824 shares.







         SIXTH: Meetings of the shareholders may be held outside of the State of Maine.

         SEVENTH: The holders of shares of any class of stock having voting rights hereunder shall not possess preemptive rights as set forth in ss.623 of the Maine Business Corporation Act.

         EIGHTH: Other provisions of these articles, including provisions for the regulation of the internal affairs of the corporation, are set forth in Schedules A through E attached hereto and made a part hereof.

         NINTH: The provisions of 13-A.M.R.S.A., ss.910, or any successor provision, shall not be applicable to the Corporation.




                                      -2-




                                                                      SCHEDULE A

                      SERIES AA CONVERTIBLE PREFERRED STOCK

         1. Number of Shares. The series of Preferred Stock designated and known as "Series AA Convertible Preferred Stock" shall consist of 3,657 shares.

         2. Voting.

                  2A. General. Except as may be otherwise provided in these terms of the Series AA Convertible Preferred Stock or by law, the Series AA Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series AA Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series AA Convertible Preferred Stock is then convertible.

                  2B. Board Size. The Corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series AA Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, increase the maximum number of directors constituting the Board of Directors to a number in excess of five.

                  2C. Board Seats. The holders of the Series AA Convertible Preferred Stock, voting together with the holders of the Series BB Convertible Preferred Stock as a separate class, shall be entitled to elect one (1) director of the Corporation. The holders of the Series BB, Series C and Series D Convertible Preferred Stock, voting as separate series, shall each be entitled to elect one (1) director of the Corporation. The holders of the Common Stock shall be entitled to elect one (1) director of the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series AA Convertible Preferred Stock and a majority of shares of the Series BB Convertible Preferred Stock then outstanding shall constitute a quorum for the election of the director to be elected solely by the holders of the Series AA and Series BB Convertible Preferred Stock. A vacancy in any directorship to be elected solely by the holders of the Series AA and Series BB Convertible Preferred Stock shall be filled only by vote or written consent of the holders of the Series AA and Series BB Convertible Preferred Stock.

         3. Dividends

                  (a) Computation of Cumulative Dividends. The holders of the outstanding shares of Series AA Convertible Preferred Stock shall be entitled to receive, out of any funds, legally available therefor, cumulative dividends at the annual rate of Ten Percent (10%) of original issue price per share (the "Accruing Dividends") (subject to equitable adjustment in the event of any stock dividend, stock split, combination, reclassification other similar event). Such Accruing Dividends shall accrue on each share of Series AA Convertible Preferred Stock from January 1, 1992 whether or not earned or declared.

                  Such Accruing Dividends on the Series AA Convertible Preferred Stock shall be cumulative so that if such dividends in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be fully paid before any dividend or other distribution shall be paid or declared and set apart for the Common Stock. Upon conversion or redemption of the Series AA Convertible Preferred Stock under paragraphs 6 and 7 hereof, or upon the liquidation or winding up of the affairs of the Corporation, all such accrued and unpaid dividends, whether or not earned or declared, to and until the date of such conversion, redemption, liquidation or winding up, shall become immediately due and payable and shall be paid in full. Upon conversion as provided in Section 6Q below, the Corporation, in lieu of cash payment, may pay such accrued and unpaid dividends by delivery to the holders of shares of the Corporation's Common Stock valued for such purpose at the price paid by the public for such shares as described in Section 6Q.

         Notwithstanding the foregoing, and except in the case of payments on liquidation pursuant to Section 4 (under which the Series C and Series D Convertible Preferred Stock shall be entitled to preferential payment of Accruing Dividends) the Series AA Convertible Preferred Stock shall rank pari passu with the Series BB, Series C and Series D Convertible Preferred Stock as to the payment of dividends, and the holders of Series BB, Series C and Series D Convertible Preferred Stock shall be entitled to dividends at the same rate per share of such stock as have been declared, paid or set aside for holders of Series AA Preferred Stock, without any preference as among holders of different series of preferred stock.

         (b) Restrictions. Unless all accrued dividends on the Series AA Convertible Preferred Stock shall have been paid or declared and a sum sufficient for the payment thereof set apart, (i) no dividend shall be paid or declared, and no distribution shall be made, on any Common Stock, (ii) no shares of Series AA Convertible Preferred Stock shall be converted under paragraph 6Q hereof unless holders thereof consent to such conversion, and (iii) no shares of any other class or series of stock of the Corporation shall be purchased, redeemed or acquired by the Corporation and no amounts shall be paid into or set aside or made available for the purchase, redemption or acquisition thereof; provided however, that this restriction shall not apply to the repurchase of shares of Common Stock held by employees or officers of the Corporation issued from the Corporation's employee incentive stock option plan as in effect as of November 30, 1991, providing for the reservation of 15,000 shares of Common Stock for issuance to employees (the "Employee Incentive Stock Option Plan"), or which are subject to stock repurchase agreements under which the Corporation has the right to repurchase such shares in the event of termination of employment.

         4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series AA Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series AA Convertible Preferred Stock, to be paid an amount equal to the greater of (i) $100.00 per share (subject to equitable adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event) plus, in the case of each share, an amount equal to all Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 immediately prior to such liquidation, dissolution or winding up, and the holders of Series AA Convertible Preferred Stock shall not be entitled to any further payment, such amount payable with respect to one share of Series AA Convertible Preferred Stock being sometimes referred to as the "Liquidation Payment" and with respect to all shares of Series AA Convertible Preferred Stock being sometimes referred to as the "Liquidation Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series AA Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series AA Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series AA Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series AA Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series AA Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given by mail, postage prepaid, or by telex to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Series AA Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof, and the sale or transfer by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series AA Convertible Preferred Stock.

         Notwithstanding the foregoing, the Series AA Convertible Preferred Stock shall be junior to the Series BB, Series C and Series D Preferred Stock in accordance with the terms thereof as to payments on liquidation, dissolution or winding up, and the holders of Series BB, Series C and Series D Convertible Preferred Stock shall be entitled to all payments per share of such stock on liquidation, dissolution or winding up in accordance with the terms thereof before any payments are made or set aside for holders of Series AA Preferred Stock.

         5. Restrictions. At any time when not less than 1,000 shares of Series AA Convertible Preferred Stock are outstanding (subject to equitable adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event), except where the vote or written consent of the holders of a greater number of shares of Series AA Convertible Preferred Stock is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least two-thirds of the then outstanding shares of Series AA Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

                  5A. Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Series AA Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series AA Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series AA Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of Series AA Convertible Preferred Stock or into shares of any other class of series of stock unless the same ranks junior to the Series AA Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

                  5B. Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities or sell or transfer all or substantially all of its assets;

                  5C. Amend, alter or repeal its Certificate of Incorporation or By-laws in a manner which would have a material effect on the rights and preferences of the Series AA Convertible Preferred Stock;

                  5D. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Series BB, Series C or Series D Convertible Preferred Stock and the Series AA Convertible Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and except for the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee; or

                  5E. Redeem or otherwise acquire any shares of Series BB, Series C or Series D Convertible Preferred Stock or Series AA Convertible Preferred Stock, except as expressly authorized in paragraph 7 hereof or pursuant to a purchase offer made pro rata to all holders of the shares of Series BB, Series C and Series D Convertible Preferred Stock and Series AA Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Series B, Series C and Series D Convertible Preferred Stock or Series AA Convertible Preferred Stock then held by each such holder.

         6. Conversions. The holders of shares of Series AA Convertible Preferred Stock shall have the following conversion rights:

                  6A. Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series AA Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series AA Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series AA Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series AA Convertible Stock so to be converted by $100.00 and (ii) dividing the result by the conversion price of $100.00 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series AA Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series AA Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series AA Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  6B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Series AA Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such shares or shares of Series AA Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series AA Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  6C. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series AA Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, including any Accruing Dividends prorated to the date of conversion, accrued and unpaid on the shares of Series AA Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares of Series AA Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the corporation, a new certificate or certificates for the number of shares of Series AA Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series AA Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors.

                  6D. Adjustment of Price Upon Issuance of Common Stock. Except as provided in subparagraph 6E, if the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock or other stock or investment securities (other than Common Stock issued pursuant to the Employee Incentive Stock Option Plan) for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Conversion Price shall be reduced to the price at which the Corporation issued or sold, or is deemed to have issued or sold, such shares of Commons Stock.

         For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

                           6D(1)  Issuance of Rights or Options.  In case at any
                  time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being such called "Convertible Securities") whether or not such Options or the right to convert or exchange any Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than Fifty Percent (50%) of the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           6D(2) Issuance of Convertible Securities. In case the
                  Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than 50% of the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that
                  (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible

                  Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                           6D(3) Change in Option Price to Conversion Rate. Upon
                  the happening of any of the following events, namely if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced.

                           6D(4) Stock Dividends.  In case the Corporation shall
                  declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                           6D(5)  Consideration for Stock. In case any shares of
                  Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                           6D(6) Record Date. In case the Corporation shall take
                  a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common stock, Options or Convertible Securities or
                  (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then issue of such record date shall be deemed to be the date of the issue of sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           6D(7) Treasury Shares.  The disposition of any shares
                  of Common Stock owned or held by or for the account of the Corporation shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

                  6E. Certain Issues of Common Stock and Series C Preferred Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of the issuance of up to an aggregate of 15,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common stock to directors, officers or employees of the Corporation in connection with their service as directors of the Corporation or their employment by the Corporation pursuant to the Employee Incentive Stock Option Plan.

                  6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  6G. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series AA Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of series AA Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common

Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  6H. Certain Events. If any event occurs of the type contemplated by the provisions of paragraphs 6D - 6G but not expressly provided for by such provisions, then the Corporation's Board of Directors will make an appropriate adjustment in the conversion price so as to protect the rights of the holders of Series AA Preferred Stock; provided that no such adjustment will increase the conversion price as otherwise determined pursuant to this subparagraph or decrease the number of shares of Common Stock issuable upon conversion of each share of Series AA Preferred Stock.

                  6I. Purchase of Common Stock by the Corporation. If the Corporation at any time while the Series AA Preferred Stock is outstanding shall purchase, redeem or otherwise acquire any of its Common Stock at a price per share greater than the "Market Price" (as defined below), upon each such purchase, redemption or acquisition the conversion price shall be adjusted to that price determined by multiplying such conversion price then in effect by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the "market Price" (as defined below); and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this subparagraph 6I, a purchase, redemption or acquisition of an option, right or warrant shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of such option, right or warrant on the date as of which such computation is required hereby to be made even if such option, right or warrant is not exercisable, convertible or exchangeable on such date.

For purposes  hereof,  "Market Price" shall mean, on any date specified  herein,
(A) if any class of capital stock of the Corporation (the "Capital Stock") is listed or admitted to trading on any national securities exchange, the highest price obtained by taking the arithmetic mean over a period of 20 consecutive Trading Days (defined to mean any day on which the NASDAQ National market System is open for trading on a regular basis) ending the second Trading Day prior to such date of the average, on each such Trading Day, of the high and low sale prices of shares of each such class of Capital Stock or if no such sale takes place on such date, the average of the highest closing bid and lowest closing asked prices thereof on such date, in each case as officially reported on all national securities exchanges on which each such class of Capital Stock is then listed or admitted to trading, or (B) if no shares of any class of Capital Stock are then listed or admitted to trading on any class of Capital Stock on such date in the over-the-counter market as shown by the NASDAQ National Market

System or, if no such shares of any class of Capital Stock are then quoted in such system, as published by the National Quotation Bureau, Inc. or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Corporation. If no shares of any class of Capital Stock are then listed or admitted to trading on any national securities exchange and if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market, "Market Price" shall mean the higher of (x) the book value per share of Capital Stock (assuming for the purposes of this calculation the economic equivalent of all shares of all classes of Capital Stock) as determined on a fully diluted basis in accordance with generally accepted accounting principles by a firm of independent public accounts of recognized standing (which may be its regular auditors) selected by the Board of Directors of the Corporation as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or
(y) the fair value of one share of the Capital Stock on such day as determined in good faith by the Corporation's Board; provided, however, that if holders of seventy-five percent (75%) of the Series AA Preferred Stock object in writing to such determination with 10 days of receipt of written notification thereof, then the Market Price shall, at the expense of the Corporation, be determined in good faith by a national or major regional investment bank selected by vote or written consent of the Board.

                  6J. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, or by telex or telecopy to non-U.S. residents, addressed to each holder of shares of Series AA Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                  6K.      Other Notices.  In case at any time:

                           (1) the  Corporation  shall declare any dividend upon
         its  Common  Stock   payable  in  cash  or  stock  or  make  any  other
         distribution to the holders of its Common Stock;

                           (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                           (3)  there  shall be any  capital  reorganization  or
         reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with or into, or sale of all or substantially all its assets to, another entity or entities; or

                           (4)  there  shall  be  a  voluntary  or   involuntary
         dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by telex or telecopy, addressed to each holder of any shares of Series AA Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation , merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  6L. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series AA Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series AA Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue and thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series AA Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

                  6M. No Reissuance of Series AA Convertible Preferred Stock. Shares of Series AA Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  6N. Issue Tax. the issuance of certificates for shares of Common Stock upon conversion of Series AA Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series AA Convertible Preferred Stock which is being converted.

                  6O. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series AA Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any Shares of Series AA Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series AA Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                  6P. Definition of Common Stock. As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, no par value, as constituted on the date of filing of these terms of the series AA Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series AA Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

                  6Q. Mandatory Conversion. If at any time the Corporation shall effect a firm commitment underwritten public offering of shares of Common Stock in which (i) the aggregate price paid for such shares by the public shall be at least $5,000,000 and (ii) the price paid by the public for such shares shall be at least $250.00 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F), then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, all outstanding shares of Series AA Convertible Preferred Stock shall automatically convert to the number of fully paid and nonassessable shares of Common Stock as if determined by subparagraph 6A.

         7. Redemption. The shares of Series AA Convertible Preferred Stock may be redeemed as follows:

                  7A. Optional Redemption. The holders of not less than two-thirds of the total number of shares of Preferred Stock outstanding (of all Series, collectively) may elect to require the Corporation to redeem, and the Corporation shall redeem, such number of the shares of each such Series of Convertible Preferred Stock outstanding on January 1, 1996, as may be tendered from time to time, in the amounts, and on the date or dates, as follows:

                                          Percentage of All Shares
                                          Outstanding on January 1, 1996,
              Date of Redemption          which may be redeemed
              ------------------          ---------------------

                  June 1, 1996                     33%*
                  June 1, 1997                     67%*
                  June 1, 1998                    100%

* each such redemption being allocated pro-rata among the holders of all series of the Convertible Preferred Stock electing to participate in such redemption.

Notice of such election (the "Election Notice") shall be signed by the holders of not less than two-thirds of the total number of shares of all Series of Preferred Stock then outstanding and may be delivered to the Corporation at any time by hand, by courier or by deposit in the United States mail.

                  7B. Redemption Price. The Series AA Convertible Preferred Stock to be redeemed on a Redemption Date shall be redeemed by paying for each share in cash an amount equal to the greater of (i) $100.00 per share plus, in the case of each share, am amount equal to all Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the Redemption Date, or, (ii) the fair market value of the shares to be redeemed, as determined by appraisal as described in paragraph 7E, such amount being referred to as the "Redemption Price."

                  7C. Redemption Mechanics. Any holder of Series AA Convertible Preferred Stock entitled to redemption pursuant to Paragraph 7A may notify the Corporation in writing that Shares of Series AA Convertible Preferred Stock held by such holder shall be redeemed on a date specified in said Paragraph 7A. Such a notice in writing is referred to herein as a "Redemption Notice" and all shares to be redeemed pursuant to a Redemption Notice are referred to collectively herein as the "Redemption Shares." The date specified for redemption of Redemption Shares in a Redemption Notice is referred to herein as a "Redemption Date." In order to require a redemption on a Redemption Date specified in Paragraph 7A the Redemption Notice shall be given not later than the later of (i) twenty days before such Redemption Date (if the Redemption Notice is delivered by hand or courier) or (ii) twenty-five days before such Redemption Date (if the Redemption Notice is deposited in the U.S. mail, postage paid, addressed to the Corporation). A copy of any Redemption Notice shall be sent by the Corporation to all holders of shares of Series BB, Series C or Series D Convertible Preferred Stock and Series AA Convertible Preferred Stock by first class mail within two business days of receipt of a Redemption Notice by the Corporation. Any holder of Series BB, Series C or Series D Convertible Preferred Stock or Series AA Convertible Preferred Stock may include all shares of such stock held by such holder and eligible for redemption on the Redemption Date in the shares to be redeemed pursuant to the Redemption Notice by notifying the Corporation in writing no later than ten days prior to the Redemption Date specified. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of the Redemption Shares (except the right to receive the Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                  7D. Payment of Redemption Price. If the funds of the Corporation legally available for redemption of shares of Series BB, Series C and Series D Convertible Preferred Stock and Series AA Convertible Preferred Stock on a particular Redemption Date are insufficient to redeem the total number of shares of Series BB, Series C and Series D Convertible Preferred Stock and Series AA Convertible Preferred stock tendered for redemption, the holders of shares to be redeemed shall be entitled to receive only their ratable shares of any funds legally available for redemption of shares of those series in proportion as the respective amounts which would be payable with respect to the full number of shares tendered by them bears to the total amount which would be payable if all outstanding shares of those series tendered for redemption were redeemed in full. The shares of Series BB, Series C and Series D Convertible Preferred Stock and Series AA Convertible Preferred Stock called for redemption on a given Redemption Date but not redeemed on such date (such shares being referred to herein as the "Unredeemed Shares") shall remain outstanding and entitled to all rights and preferences applicable to shares of those respective series. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such Unredeemed Shares, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above. Following any default by the Corporation i the payment of the Redemption Price, and prior to the actual redemption of shares called for redemption, the holder of any Unredeemed Shares may withdraw such holder's call for redemption of such shares, which withdrawal shall be effective upon the Corporation's receipt of written notice to that effect from such holder.

                  On any Redemption Date, payment shall be made in full to the holders entitled thereto, provided, however, that if the Corporation does not then have available the funds necessary to effect the required redemption, the Corporation may, at its election, request that the holders permit the Corporation to pay all amounts payable on such Redemption Date with a note or notes bearing interest at 12% annually, payable in five equal annual installments with the first installment due on the Redemption Date, or upon other reasonable deferred payment terms, and the holders shall negotiate with the Corporation in good faith with respect to such requests (but without obligation to agree to such request).

                  7E. Redeemed or Otherwise Acquired Shares to be Retired. Any shares of Series AA Convertible Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be cancelled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series AA Convertible Preferred Stock.

                  7F. Appraisal. In the event of a Redemption, the fair market value of the Redemption Shares shall be determined as provided for in this subparagraph 7E. The Corporation and the holders of Redemption Shares shall endeavor to agree upon a single, independent appraiser. In the event that no agreement is reached upon a single appraiser, each of the Corporation and the holders of Redemption Shares shall select an appraiser, and the two appraisers so selected shall appoint a third appraiser. The appraiser or appraisers so selected shall endeavor to reach a valuation for the Series BB, Series C and Series D Convertible Preferred Stock and Series AA Convertible Preferred Stock with all due speed, and in any event shall submit a valuation in writing to the Board of Directors within 40 days of their appointment. In the event that the appraisers or appraiser, as the case may be, do not submit a valuation by the Redemption Date, the appraiser or appraisers, as the case may be, shall select a replacement Redemption Date which shall be within five days of the their submission of a written valuation to the Board. All costs of an appraisal under this subparagraph 7E shall be borne by the Corporation.

         8. Amendments. No provision of these terms of the Series AA Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series AA Convertible Preferred Stock, voting as a separate series.

         9. Additional Rights of Holders.

                  9A. Information Rights. Any holder of not less than 5,000 shares of the Series AA Convertible Preferred Stock shall be entitled (i) to receive from the Corporation, and the Corporation shall deliver to such holders, on a timely basis and without specific request, annual (audited), quarterly and monthly financial statements and annual budgets of the Corporation, as well as any other information reasonably requested by any such holder, (ii) to attend all meetings of the Board of Directors of the Corporation, and (iii) to receive copies of all substantive written materials distributed to the Board of Directors.

                  9B. Inspection Rights. The holders of the Series AA Convertible Preferred Stock, and their designees, shall be entitled to inspect the properties of the Corporation, examine records of the Corporation and make copies thereof, and discuss the Corporation's affairs with the Corporation's officers, directors, lay employees and accountants. Any holder shall also be entitled, at the holder's own expense, to audit the Corporation at any time.

                                                                      SCHEDULE B

                      SERIES BB CONVERTIBLE PREFERRED STOCK

         1. Number of Shares. The series of Preferred Stock designated and known as "Series BB Convertible Preferred Stock" shall consist of 33,167 shares.

         2. Voting.

                  2A. General. Except as may be otherwise provided in these terms of the Series BB Convertible Preferred Stock or by law, the Series BB Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series BB Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series BB Convertible Preferred Stock is then convertible.

                  2B. Board Size. The Corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series BB Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, increase the maximum number of directors constituting the Board of Directors to a number in excess of five.

                  2C. Board Seats. The holders of the Series BB Convertible Preferred Stock, voting as a separate series, shall be entitled to elect one (1) director of the Corporation. The holders of the Series BB Convertible Preferred Stock, voting together with the holders of the Series AA Convertible Preferred Stock as a separate class, shall be entitled to elect one (1) director of the Corporation. The holders of the Series C and Series D Preferred Stock shall each be entitled to elect one (1) director. The holders of the Common Stock shall be entitled to elect one (1) director of the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series BB Convertible Preferred Stock then outstanding shall constitute a quorum of the Series BB Convertible Preferred Stock for the election of directors to be elected solely by the holders of the Series BB Convertible Preferred Stock and jointly by the holders of the Series AA and Series BB Convertible Preferred Stock. A vacancy in any directorship to be elected solely by the holders of the Series AA and Series BB Convertible Preferred Stock shall be filled only by vote or written consent of the holders of the Series AA and Series BB Convertible Preferred Stock.

         3. Dividends

                  (a) Computation of Cumulative Dividends. The holders of the outstanding shares of Series BB Convertible Preferred Stock shall be entitled to receive, out of any funds, legally available therefor, cumulative dividends at the annual rate of Ten









Percent (10%) of original issue price per share (the "Accruing Dividends") (subject to equitable adjustment in the event of any stock dividend, stock split, combination, reclassification other similar event). Such Accruing Dividends shall accrue on each share of Series BB Convertible Preferred Stock from January 1, 1992 whether or not earned or declared.

                  Such Accruing Dividends on the Series BB Convertible Preferred Stock shall be cumulative so that if such dividends in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be fully paid before any dividend or other distribution shall be paid or declared and set apart for the Common Stock. Upon conversion or redemption of the Series BB Convertible Preferred Stock under paragraphs 6 and 7 hereof, or upon the liquidation or winding up of the affairs of the Corporation, all such accrued and unpaid dividends, whether or not earned or declared, to and until the date of such conversion, redemption, liquidation or winding up, shall become immediately due and payable and shall be paid in full. Upon conversion as provided in Section 6Q below, the Corporation, in lieu of cash payment, may pay such accrued and unpaid dividends by delivery to the holders of shares of the Corporation's Common Stock valued for such purpose at the price paid by the public for such shares as described in Section 6Q.

         Notwithstanding the foregoing, and except in the case of payments on liquidation pursuant to Section 4 (under which the Series C and Series D Convertible Preferred Stock shall be entitled to preferential payment of Accruing Dividends) the Series BB Convertible Preferred Stock shall rank pari passu with the Series AA, Series C and Series D Convertible Preferred Stock as to the payment of dividends, and the holders of Series AA, Series C and Series D Convertible Preferred Stock shall be entitled to dividends at the same rate per share of such stock as have been declared, paid or set aside for holders of Series BB Preferred Stock, without any preference as among holders of different series of preferred stock.

         (b) Restrictions. Unless all accrued dividends on the Series BB Convertible Preferred Stock shall have been paid or declared and a sum sufficient for the payment thereof set apart, (i) no dividend shall be paid or declared, and no distribution shall be made, on any Common Stock, (ii) no shares of Series BB Convertible Preferred Stock shall be converted under paragraph 6Q hereof unless holders thereof consent to such conversion, and (iii) no shares of any other class or series of stock of the Corporation shall be purchased, redeemed or acquired by the Corporation and no amounts shall be paid into or set aside or made available for the purchase, redemption or acquisition thereof; provided however, that this restriction shall not apply to the repurchase of shares of Common Stock held by employees or officers of the Corporation issued from the Corporation's employee incentive stock option plan as in effect as of November 30, 1991, providing for the reservation of 15,000 shares of Common Stock for issuance to employees (the "Employee Incentive Stock Option Plan"), or which are subject to stock repurchase agreements under which the Corporation has the right to repurchase such shares in the event of termination of employment.

         4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series BB Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series BB Convertible Preferred Stock, to be paid an amount equal to the greater of (i) $50.00 per share (subject to equitable adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event) plus, in the case of each share, an amount equal to all Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 immediately prior to such liquidation, dissolution or winding up, and the holders of Series BB Convertible Preferred Stock shall not be entitled to any further payment, such amount payable with respect to one share of Series BB Convertible Preferred Stock being sometimes referred to as the "Liquidation Payment" and with respect to all shares of Series BB Convertible Preferred Stock being sometimes referred to as the "Liquidation Payments." If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series BB Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series BB Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series BB Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series BB Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series BB Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given by mail, postage prepaid, or by telex to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Series BB Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof, and the sale or transfer by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series BB Convertible Preferred Stock.

         Notwithstanding the foregoing, the Series BB Convertible Preferred Stock shall be senior to Series AA Convertible Preferred Stock, and junior to the Series C and Series D Convertible Preferred Stock, in accordance with the terms thereof, as to payments on liquidation, dissolution or winding up, and the holders of Series C and Series D Convertible Preferred Stock shall be entitled to all payments per share of such stock on liquidation, dissolution or winding up in accordance with the terms thereof before any payments are made or set aside for holders of Series BB Preferred Stock.

         5. Restrictions. At any time when not less than 1,000 shares of Series BB Convertible Preferred Stock are outstanding (subject to equitable adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event), except where the vote or written consent of the holders of a greater number of shares of Series BB Convertible Preferred Stock is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least two-thirds of the then outstanding shares of Series BB Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

                  5A. Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Series BB Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series BB Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series BB Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of Series BB Convertible Preferred Stock or into shares of any other class of series of stock unless the same ranks junior to the Series BB Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

                  5B. Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities or sell or transfer all or substantially all of its assets;

                  5C. Amend, alter or repeal its Certificate of Incorporation or By-laws in a manner which would have a material effect on the rights and preferences of the Series BB Convertible Preferred Stock;

                  5D. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Series AA, Series C or Series D Convertible Preferred Stock and the Series BB Convertible Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and except for the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee; or

                  5E. Redeem or otherwise acquire any shares of Series AA, Series C or Series D Convertible Preferred Stock or Series BB Convertible Preferred Stock, except as expressly authorized in paragraph 7 hereof or pursuant to a purchase offer made pro rata to all holders of the shares of Series AA, Series C and Series D Convertible Preferred Stock and Series BB Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Series AA, Series C and Series D Convertible Preferred Stock or Series BB Convertible Preferred Stock then held by each such holder.

         6. Conversions. The holders of shares of Series BB Convertible Preferred Stock shall have the following conversion rights:

                  6A. Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series BB Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series BB Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series BB Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series BB Convertible Stock so to be converted by $50.00 and (ii) dividing the result by the conversion price of $50.00 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series BB Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series AA Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series BB Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  6B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Series BB Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such shares or shares of Series BB Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series BB Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  6C. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series BB Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, including any Accruing Dividends prorated to the date of conversion, accrued and unpaid on the shares of Series BB Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares or Series BB Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the corporation, a new certificate or certificates for the number of shares of Series BB Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series BB Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                  6D. Adjustment of Price Upon Issuance of Common Stock. Except as provided in subparagraph 6E, if the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock or other stock or investment securities (other than Common Stock issued pursuant to the Employee Incentive Stock Option Plan) for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Conversion Price shall be reduced to the price at which the Corporation issued or sold, or is deemed to have issued or sold, such shares of Commons Stock.

         For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

                           6D(1)  Issuance of Rights or Options.  In case at any
                  time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being such called "Convertible Securities") whether or not such Options or the right to convert or exchange any

                  Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than Fifty Percent (50%) of the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           6D(2) Issuance of Convertible Securities. In case the
                  Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than 50% of the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that
                  (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                           6D(3) Change in Option Price to Conversion Rate. Upon
                  the happening of any of the following events, namely if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced.

                           6D(4) Stock Dividends.  In case the Corporation shall
                  declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                           6D(5)  Consideration for Stock. In case any shares of
                  Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                           6D(6) Record Date. In case the Corporation shall take
                  a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common stock, Options or Convertible Securities or
                  (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then issue of such record date shall be deemed to be the date of the issue of sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           6D(7) Treasury Shares.  The disposition of any shares
                  of Common Stock owned or held by or for the account of the Corporation shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

                  6E. Certain Issues of Common Stock and Series C Preferred Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of the issuance of up to an aggregate of 15,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common stock to directors, officers or employees of the Corporation in connection with their service as directors of the Corporation or their employment by the Corporation pursuant to the Employee Incentive Stock Option Plan.

                  6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  6G. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series BB Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of series BB Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  6H. Certain Events. If any event occurs of the type contemplated by the provisions of paragraphs 6D - 6G but not expressly provided for by such provisions, then the Corporation's Board of Directors will make an appropriate adjustment in the conversion price so as to protect the rights of the holders of Series BB Preferred Stock; provided that no such adjustment will increase the conversion price as otherwise determined pursuant to this subparagraph or decrease the number of shares of Common Stock issuable upon conversion of each share of Series BB Preferred Stock.

                  6I. Purchase of Common Stock by the Corporation. If the Corporation at any time while the Series BB Preferred Stock is outstanding shall purchase, redeem or otherwise acquire any of its Common Stock at a price per share greater than the "Market Price" (as defined below), upon each such purchase, redemption or acquisition the conversion price shall be adjusted to that price determined by multiplying such conversion price then in effect by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchase, redeemed or acquired would purchase at the "market Price" (as defined below); and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this subparagraph 6I, a purchase, redemption or acquisition of an option, right or warrant shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of such option, right or warrant on the date as of which such computation is required hereby to be made even if such option, right or warrant is not exercisable, convertible or exchangeable on such date.

For purposes  hereof,  "Market Price" shall mean, on any date specified  herein,
(A) if any class of capital stock of the Corporation (the "Capital Stock") is listed or admitted to trading on any national securities exchange, the highest price obtained by taking the arithmetic mean over a period of 20 consecutive Trading Days (defined to mean any day on which the NASDAQ National market System is open for trading on a regular basis) ending the second Trading Day prior to such date of the average, on each such Trading Day, of the high and low sale prices of shares of each such class of Capital Stock or if no such sale takes place on such date, the average of the highest closing bid and lowest closing asked prices thereof on such date, in each case as officially reported on all national securities exchanges on which each such class of Capital Stock is then listed or admitted to trading, or (B) if no shares of any class of Capital Stock are then listed or admitted to trading on any class of Capital Stock on such date in the over-the-counter market as shown by the NASDAQ National Market System or, if no such shares of any class of Capital Stock are then quoted in such system, as published by the National Quotation Bureau, Inc. or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Corporation. If no shares of any class of Capital Stock are then listed or admitted to trading on any national securities exchange and if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market, "Market Price" shall mean the higher of (x) the book value per share of Capital Stock (assuming for the purposes of this calculation the economic equivalent of all shares of all classes of Capital Stock) as determined on a fully diluted basis in accordance with generally accepted accounting principles by a firm of independent public accounts of recognized standing (which may be its regular auditors) selected by the Board of Directors of the Corporation as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or (y) the fair value of one share of the Capital Stock on such day as determined in good faith by the Corporation's Board; provided, however, that if holders of seventy-five percent (75%) of the Series BB Preferred Stock object in writing to such determination within 10 days of receipt of written notification thereof, then the Market Price shall, at the expense of the Corporation, be determined in good faith by a national or major regional investment bank selected by vote or written consent of the Board.

                  6J. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall given written notice thereof, by first class mail, postage prepaid, or by telex or telecopy to non-U.S. residents, addressed to each holder of shares of Series BB Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                  6K.      Other Notices.  In case at any time:

                           (1) the  Corporation  shall declare any dividend upon
         its  Common  Stock   payable  in  cash  or  stock  or  make  any  other
         distribution to the holders of its Common Stock;

                           (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                           (3)  there  shall be any  capital  reorganization  or
         reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with or into, or sale of all or substantially all its assets to, another entity or entities; or

                           (4)  there  shall  be  a  voluntary  or   involuntary
         dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by telex or telecopy, addressed to each holder of any shares of Series BB Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  6L. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series BB Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series BB Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue and thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series BB Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

                  6M. No Reissuance of Series BB Convertible Preferred Stock. Shares of Series BB Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  6N. Issue Tax. the issuance of certificates for shares of Common Stock upon conversion of Series BB Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series BB Convertible Preferred Stock which is being converted.

                  6O. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series BB Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any Shares of Series BB Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series BB Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                  6P. Definition of Common Stock. As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, no par value, as constituted on the date of filing of these terms of the series BB Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series BB Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

                  6Q. Mandatory Conversion. If at any time the Corporation shall effect a firm commitment underwritten public offering of shares of Common Stock in which (i) the aggregate price paid for such shares by the public shall be at least $5,000,000 and (ii) the price paid by the public for such shares shall be at least $250.00 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F), then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, all outstanding shares of Series BB Convertible Preferred Stock shall automatically convert to the number of fully paid and nonassessable shares of Common Stock as if determined by subparagraph 6A.

         7. Redemption. The shares of Series BB Convertible Preferred Stock may be redeemed as follows:

                  7A. Optional Redemption. The holders of not less than two-thirds of the total number of shares of Preferred Stock outstanding (of all Series, collectively) may elect to require the Corporation to redeem, and the Corporation shall redeem, such number of the shares of each such Series of Convertible Preferred Stock outstanding on January 1, 1996, as may be tendered from time to time, in the amounts, and on the date or dates, as follows:

                                                     Percentage of All Shares

                                            Outstanding on January 1, 1996,
              Date of Redemption            which may be redeemed
              ------------------            -------------------------------

                  June 1, 1996                         33%*
                  June 1, 1997                         67%*
                  June 1, 1998                        100%

* each such redemption being allocated pro-rata among the holders of all series of the Convertible Preferred Stock electing to participate in such redemption.

         Notice of such election (the "Election Notice") shall be signed by the holders of not less than two-thirds of the total number of shares of all Series of Preferred Stock then outstanding and may be delivered to the Corporation at any time by hand, by courier or by deposit in the United States mail.

                  7B. Redemption Price. The Series BB Convertible Preferred Stock to be redeemed on a Redemption Date shall be redeemed by paying for each share in cash an amount equal to the greater of (i) $100.00 per share plus, in the case of each share, am amount equal to all Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the Redemption Date, or, (ii) the fair market value of the shares to be redeemed, as determined by appraisal as described paragraph 7E, such amount being referred to as the "Redemption Price."

                  7C. Redemption Mechanics. Any holder of Series BB Convertible Preferred Stock entitled to redemption pursuant to Paragraph 7A may notify the Corporation in writing that Shares of Series BB Convertible Preferred Stock held by such holder shall be redeemed on a date specified in said Paragraph 7A. Such a notice in writing is refereed to herein as a "Redemption Notice" and all shares to be redeemed pursuant to a Redemption Notice are referred to collectively herein as the "Redemption Shares." The date specified for redemption of Redemption Shares in a Redemption Notice is referred to herein as a "Redemption Date." In order to require a redemption on a Redemption Date specified in Paragraph 7A the Redemption Notice shall be given not later than the later of (i) twenty days before such Redemption Date (if the Redemption Notice is delivered by hand or courier) or (ii) twenty-five days before such Redemption Date (if the Redemption Notice is deposited in the U.S. mail, postage paid, addressed to the Corporation). A copy of any Redemption Notice shall be sent by the Corporation to all holders of shares of Series AA, Series C or Series D Convertible Preferred Stock and Series BB Convertible Preferred Stock by first class mail within two business days of receipt of a Redemption Notice by the Corporation. Any holder of Series AA, Series C or Series D Convertible Preferred Stock or Series BB Convertible Preferred Stock may include all shares of such stock held by such holder and eligible for redemption on the Redemption Date in the shares to be redeemed pursuant to the Redemption Notice by notifying the Corporation in writing no later than ten days prior to the Redemption Date specified. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of the Redemption Shares (except the right to receive the

Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                  7D. Payment of Redemption Price. If the funds of the Corporation legally available for redemption of shares of Series AA, Series C and Series D Convertible Preferred Stock and Series BB Convertible Preferred Stock on a particular Redemption Date are insufficient to redeem the total number of shares of Series AA, Series C and Series D Convertible Preferred Stock and Series BB Convertible Preferred stock tendered for redemption, the holders of shares to be redeemed shall be entitled to receive only their ratable shares of any funds legally available for redemption of shares of those series in proportion as the respective amounts which would be payable with respect to the full number of shares tendered by them bears to the total amount which would be payable if all outstanding shares of those series tendered for redemption were redeemed in full. The shares of Series AA, Series C and Series D Convertible Preferred Stock and Series BB Convertible Preferred Stock called for redemption on a given Redemption Date but not redeemed on such date (such shares being referred to herein as the "unredeemed Shares") shall remain outstanding and entitled to all rights and preferences applicable to shares of those respective series. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such Unredeemed Shares, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above. Following any default by the Corporation in the payment of the Redemption Price, and prior to the actual redemption of shares called for redemption, the holder of any Unredeemed Shares may withdraw such holder's call for redemption of such shares, which withdrawal shall be effective upon the Corporation's receipt of written notice to that effect from such holder.

                  On any Redemption Date, payment shall be made in full to the holders entitled thereto, provided, however, that if the Corporation does not then have available the funds necessary to effect the required redemption, the Corporation may, at its election, request that the holders permit the Corporation to pay all amounts payable on such Redemption Date with a note or notes bearing interest at 12% annually, payable in five equal annual installments with the first installment due on the Redemption Date, or upon other reasonable deferred payment terms, and the holders shall negotiate with the Corporation in good faith with respect to such requests (but without obligation to agree to such request).

                  7E. Redeemed or Otherwise Acquired Shares to be Retired. Any shares of Series BB Convertible Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be cancelled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series BB Convertible Preferred Stock.

                  7F. Appraisal. In the event of a Redemption, the fair market value of the Redemption Shares shall be determined as provided for in this subparagraph 7E. The Corporation and the holders of Redemption Shares shall endeavor to agree upon a single, independent appraiser. In the event that no agreement is reached upon a single appraiser, each of the Corporation and the holders of Redemption Shares shall select an appraiser, and the two appraisers so selected shall appoint a third appraiser. The appraiser or appraisers so selected shall endeavor to reach a valuation for the Series AA, Series C and Series D Convertible Preferred Stock and Series BB Convertible Preferred Stock with all due speed, and in any event shall submit a valuation in writing to the Board of Directors within 40 days of their appointment. In the event that the appraisers or appraiser, as the case may be, do not submit a valuation by the Redemption Date, the appraiser or appraisers, as the case may be, shall select a replacement Redemption Date which shall be within five days of the their submission of a written valuation to the Board. All costs of an appraisal under this subparagraph 7E shall be borne by the Corporation.

         8. Amendments. No provision of these terms of the Series BB Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series BB Convertible Preferred Stock, voting as a separate series.

         9.       Additional Rights of Holders.

                  9A. Information Rights. Any holder of not less than 5,000 shares of the Series BB Convertible Preferred Stock shall be entitled (i) to receive from the Corporation, and the Corporation shall deliver to such holders, on a timely basis and without specific request, annual (audited), quarterly and monthly financial statements and annual budgets of the Corporation, as well as any other information reasonably requested by any such holder, (ii) to attend all meetings of the Board of Directors of the Corporation, and (iii) to receive copies of all substantive written materials distributed to the Board of Directors.

                  9B. Inspection Rights. The holders of the Series BB Convertible Preferred Stock, and their designees, shall be entitled to inspect the properties of the Corporation, examine records of the Corporation and make copies thereof, and discuss the Corporation's affairs with the Corporation's officers, directors, lay employees and accountants. Any holder shall also be entitled, at the holder's own expense, to audit the Corporation at any time.

                                                                      SCHEDULE C

                      SERIES C CONVERTIBLE PREFERRED STOCK

         1. Number of Shares. The series of Preferred Stock designated and known as "Series C Convertible Preferred Stock" shall consist of 18,000 shares.

         2. Voting.

                  2A. General. Except as may be otherwise provided in these terms of the Series C Convertible Preferred Stock or by law, the Series C Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series C Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series C Convertible Preferred Stock is then convertible.

                  2B. Board Size. The Corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series C Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, increase the maximum number of directors constituting the Board of Directors to a number in excess of five.

                  2C. Board Seats. The holders of the Series C Convertible Preferred Stock, voting as a separate series, shall be entitled to elect one (1) director of the Corporation. The holders of the Series AA Convertible Preferred Stock, voting together with the holders of the Series BB Convertible Preferred Stock as a separate class, shall be entitled to elect one (1) director of the Corporation. The holders of the Series BB Convertible Preferred Stock, voting as separate series, shall each be entitled to elect one (1) director of the Corporation. The holders of the Series D Convertible Preferred Stock shall be entitled to elect one (1) director of the Corporation. The holders of the Common Stock shall be entitled to elect one (1) director of the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series C Convertible Preferred Stock then outstanding shall constitute a quorum of the Series C Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Series C Convertible Preferred Stock. A vacancy in any directorship to be elected solely by the holders of the Series C Convertible Preferred Stock shall be filled only by vote or written consent of the holders of the Series C Convertible Preferred Stock.

         3. Dividends

                  (a) Computation of Cumulative Dividends. The holders of the outstanding shares of Series C Convertible Preferred Stock shall be entitled to receive, out of any funds, legally available therefor, cumulative dividends at the annual rate of Ten Percent (10%) of original issue price per share (the "Accruing Dividends") (subject to equitable adjustment in the event of any stock dividend, stock split, combination, reclassification other similar event). Such Accruing Dividends shall accrue on each share of Series C Convertible Preferred Stock from January 1, 1992 whether or not earned or declared.

                  Such Accruing Dividends on the Series C Convertible Preferred Stock shall be cumulative so that if such dividends in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be fully paid before any dividend or other distribution shall be paid or declared and set apart for the Common Stock. Upon conversion or redemption of the Series C Convertible Preferred Stock under paragraphs 6 and 7 hereof, or upon the liquidation or winding up of the affairs of the Corporation, all such accrued and unpaid dividends, whether or not earned or declared, to and until the date of such conversion, redemption, liquidation or winding up, shall become immediately due and payable and shall be paid in full. Upon conversion as provided in Section 6Q below, the Corporation, in lieu of cash payment, may pay such accrued and unpaid dividends by delivery to the holders of shares of the Corporation's Common Stock valued for such purpose at the price paid by the public for such shares as described in Section 6Q.

         Notwithstanding the foregoing, and except in the case of payments on liquidation pursuant to Section 4 (under which the Series C and Series D Convertible Preferred Stock shall be entitled to preferential payment of Accruing Dividends) the Series C Convertible Preferred Stock shall rank pari passu with the Series AA, Series BB and Series D Convertible Preferred Stock as to the payment of dividends, and the holders of Series AA, Series BB and Series D Convertible Preferred Stock shall be entitled to the same dividends at the same rate per share of such stock as have been declared, paid or set aside for holders of Series C Preferred Stock, without any preference as among holders of different series of preferred stock.

         (b) Restrictions. Unless all accrued dividends on the Series C Convertible Preferred Stock shall have been paid or declared and a sum sufficient for the payment thereof set apart, (i) no dividend shall be paid or declared, and no distribution shall be made, on any Common Stock, (ii) no shares of Series C Convertible Preferred Stock shall be converted under paragraph 6Q hereof unless holders thereof consent to such conversion, and (iii) no shares of any other class or series of stock of the Corporation shall be purchased, redeemed or acquired by the Corporation and no amounts shall be paid into or set aside or made available for the purchase, redemption or acquisition thereof; provided however, that this restriction shall not apply to the repurchase of shares of Common Stock held by employees or officers of the Corporation issued from the Corporation's employee incentive stock option plan as in effect as of November 30, 1991, providing for the reservation of 15,000 shares of Common Stock for issuance to employees (the "Employee Incentive Stock Option Plan"), or which are subject to stock repurchase agreements under which the

Corporation has the right to repurchase such shares in the event of termination of employment.

         4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series C Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series C Convertible Preferred Stock, to be paid an amount equal to the greater of (i) two (2) times its cost basis of $50.00 per share (subject to equitable adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event) plus, in the case of each share, an amount equal to all Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 immediately prior to such liquidation, dissolution or winding up, and the holders of Series C Convertible Preferred Stock shall not be entitled to any further payment, such amount payable with respect to one share of Series C Convertible Preferred Stock being sometimes referred to as the "Liquidation Payment" and with respect to all shares of Series C Convertible Preferred Stock being sometimes referred to as the "Liquidation Payments." Liquidation Payments to holders of Series C Convertible Preferred Stock shall rank equally with Liquidation Payments made to holders of Series D Convertible Preferred Stock. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series C Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series C Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series C and Series D Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series C and Series D Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series C and Series D Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given by mail, postage prepaid, or by telex to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Series C Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof, and the sale or transfer by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series C Convertible Preferred Stock.

         Notwithstanding the foregoing, the Series C Convertible Preferred Stock shall rank equally with the Series D Convertible Preferred Stock and shall be senior to the Series AA and Series BB Convertible Preferred Stock as to payments on liquidation, dissolution or winding up, and the holders of Series C and Series D Convertible Preferred Stock shall be entitled to payments per share of such stock on liquidation, dissolution or winding up in accordance with the terms thereof before any payments are made or set aside for holders of Series AA and Series BB Preferred Stock.

         5. Restrictions. At any time when not less than 1,000 shares of Series C Convertible Preferred Stock are outstanding (subject to equitable adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event), except where the vote or written consent of the holders of a greater number of shares of Series C Convertible Preferred Stock is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least two-thirds of the then outstanding shares of Series C Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

                  5A. Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Series C Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series C Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series C Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of Series C Convertible Preferred Stock or into shares of any other class of series of stock unless the same ranks junior to the Series C Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

                  5B. Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities or sell or transfer all or substantially all of its assets;

                  5C. Amend, alter or repeal its Certificate of Incorporation or By-laws in a manner which would have a material effect on the rights and preferences of the Series C Convertible Preferred Stock;

                  5D. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Series AA, Series BB or Series D Convertible Preferred Stock and the Series C Convertible Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and except for the purchase of shares of Common

Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee; or

                  5E. Redeem or otherwise acquire any shares of Series AA, Series BB or Series D Convertible Preferred Stock or Series C Convertible Preferred Stock, except as expressly authorized in paragraph 7 hereof or pursuant to a purchase offer made pro rata to all holders of the shares of Series AA, Series BB and Series D Convertible Preferred Stock and Series C Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Series AA, Series BB and Series D Convertible Preferred Stock or Series C Convertible Preferred Stock then held by each such holder.

         6. Conversions. The holders of shares of Series C Convertible Preferred Stock shall have the following conversion rights:

                  6A. Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series C Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series C Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series C Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series C Convertible Stock so to be converted by $50.00 and (ii) dividing the result by the conversion price of $50.00 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series C Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series C Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series C Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  6B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Series C Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such shares or shares of Series C Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series C Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  6C. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series C Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, including any Accruing Dividends prorated to the date of conversion, accrued and unpaid on the shares of Series C Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares or Series C Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the corporation, a new certificate or certificates for the number of shares of Series C Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series C Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors.

                  6D. Adjustment of Price Upon Issuance of Common Stock. Except as provided in subparagraph 6E, if the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock or other stock or investment securities (other than Common Stock issued pursuant to the Employee Incentive Stock Option Plan) for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Conversion Price shall be reduced to the price at which the Corporation issued or sold, or is deemed to have issued or sold, such shares of Commons Stock.

         For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

                           6D(1)  Issuance of Rights or Options.  In case at any
                  time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being such called "Convertible Securities") whether or not such Options or the right to convert or exchange any Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than Fifty Percent (50%) of the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           6D(2) Issuance of Convertible Securities. In case the
                  Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than 50% of the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                           6D(3) Change in Option Price to Conversion Rate. Upon
                  the happening of any of the following events, namely if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced.

                           6D(4) Stock Dividends.  In case the Corporation shall
                  declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                           6D(5)  Consideration for Stock. In case any shares of
                  Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                           6D(6) Record Date. In case the Corporation shall take
                  a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common stock, Options or Convertible Securities or
                  (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then issue of such record date shall be deemed to be the date of the issue of sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           6D(7) Treasury Shares.  The disposition of any shares
                  of Common Stock owned or held by or for the account of the Corporation shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

                  6E. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of the issuance of up to an aggregate of 15,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common stock to directors, officers or employees of the Corporation in connection with their service as directors of the Corporation or their employment by the Corporation pursuant to the Employee Incentive Stock Option Plan.

                  6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  6G. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series C Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of series C Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  6H. Certain Events. If any event occurs of the type contemplated by the provisions of paragraphs 6D - 6G but not expressly provided for by such provisions, then the Corporation's Board of Directors will make an appropriate adjustment in the conversion price so as to protect the rights of the holders of Series C Preferred Stock; provided that no such adjustment will increase the conversion price as otherwise determined pursuant to this subparagraph or decrease the number of shares of Common Stock issuable upon conversion of each share of Series C Preferred Stock.

                  6I. Purchase of Common Stock by the Corporation. If the Corporation at any time while the Series C Preferred Stock is outstanding shall purchase, redeem or otherwise acquire any of its Common Stock at a price per share greater than the "Market Price" (as defined below), upon each such purchase, redemption or acquisition the conversion price shall be adjusted to that price determined by multiplying such conversion price then in effect by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the "market Price" (as defined below); and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this subparagraph 6I, a purchase, redemption or acquisition of an option, right or warrant shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of such option, right or warrant on the date as of which such computation is required hereby to be made even if such option, right or warrant is not exercisable, convertible or exchangeable on such date.

For purposes  hereof,  "Market Price" shall mean, on any date specified  herein,
(A) if any class of capital stock of the Corporation (the "Capital Stock") is listed or admitted to trading on any national securities exchange, the highest price obtained by taking the arithmetic mean over a period of 20 consecutive Trading Days (defined to mean any day on which the

NASDAQ National market System is open for trading on a regular basis) ending the second Trading Day prior to such date of the average, on each such Trading Day, of the high and low sale prices of shares of each such class of Capital Stock or if no such sale takes place on such date, the average of the highest closing bid and lowest closing asked prices thereof on such date, in each case as officially reported on all national securities exchanges on which each such class of Capital Stock is then listed or admitted to trading, or (B) if no shares of any class of Capital Stock are then listed or admitted to trading on any class of Capital Stock on such date in the over-the-counter market as shown by the NASDAQ National Market System or, if no such shares of any class of Capital Stock are then quoted in such system, as published by the National Quotation Bureau, Inc. or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Corporation. If no shares of any class of Capital Stock are then listed or admitted to trading on any national securities exchange and if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market, "Market Price" shall mean the higher of (x) the book value per share of Capital Stock (assuming for the purposes of this calculation the economic equivalent of all shares of all classes of Capital Stock) as determined on a fully diluted basis in accordance with generally accepted accounting principles by a firm of independent public accounts of recognized standing (which may be its regular auditors) selected by the Board of Directors of the Corporation as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or (y) the fair value of one share of the Capital Stock on such day as determined in good faith by the Corporation's Board; provided, however, that if holders of seventy-five percent (75%) of the Series C Preferred Stock object in writing to such determination with 10 days of receipt of written notification thereof, then the Market Price shall, at the expense of the Corporation, be determined in good faith by a national or major regional investment bank selected by vote or written consent of the Board.

                  6J. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall given written notice thereof, by first class mail, postage prepaid, or by telex or telecopy to non-U.S. residents, addressed to each holder of shares of Series C Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                  6K.      Other Notices.  In case at any time:

                           (1) the  Corporation  shall declare any dividend upon
         its  Common  Stock   payable  in  cash  or  stock  or  make  any  other
         distribution to the holders of its Common Stock;

                           (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                           (3)  there  shall be any  capital  reorganization  or
         reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with or into, or sale of all or substantially all its assets to, another entity or entities; or

                           (4)  there  shall  be  a  voluntary  or   involuntary
         dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by telex or telecopy, addressed to each holder of any shares of Series C Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  6L. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series C Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series C Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue and thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series C Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

                  6M. No Reissuance of Series C Convertible Preferred Stock. Shares of Series C Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  6N. Issue Tax. the issuance of certificates for shares of Common Stock upon conversion of Series C Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series C Convertible Preferred Stock which is being converted.

                  6O. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series C Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any Shares of Series C Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series C Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                  6P. Definition of Common Stock. As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, no par value, as constituted on the date of filing of these terms of the series C Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series C Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

                  6Q. Mandatory Conversion. If at any time the Corporation shall effect a firm commitment underwritten public offering of shares of Common Stock in which (i) the aggregate price paid for such shares by the public shall be at least $5,000,000 and (ii) the price paid by the public for such shares shall be at least $250.00 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F), then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, all outstanding shares of Series C Convertible Preferred Stock shall automatically convert to the number of fully paid and nonassessable shares of Common Stock as if determined by subparagraph 6A.

         7. Redemption. The shares of Series C Convertible Preferred Stock may be redeemed as follows:

                  7A. Optional Redemption. The holders of not less than two-thirds of the total number of shares of Preferred Stock outstanding (of all Series, collectively) may elect to require the Corporation to redeem, and the Corporation shall redeem, such number of the shares of each such Series of Convertible Preferred Stock outstanding on January 1, 1996, as may be tendered from time to time, in the amounts, and on the date or dates, as follows:

                                             Percentage of All Shares
                                             Outstanding on January 1, 1996,
              Date of Redemption             which may be redeemed
              ------------------             -------------------------------

                  June 1, 1996                           33%*
                  June 1, 1997                           67%*
                  June 1, 1998                          100%

* each such redemption being allocated pro-rata among the holders of all series of the Convertible Preferred Stock electing to participate in such redemption.

         Notice of such election (the "Election Notice") shall be signed by the holders of not less than two-thirds of the total number of shares of all Series of Preferred Stock then outstanding and may be delivered to the Corporation at any time by hand, by courier or by deposit in the United States mail.

                  7B. Redemption Price. The Series C Convertible Preferred Stock to be redeemed on a Redemption Date shall be redeemed by paying for each share in cash an amount equal to the greater of (i) $100.00 per share plus, in the case of each share, am amount equal to all Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the Redemption Date, or, (ii) the fair market value of the shares to be redeemed, as determined by appraisal as described paragraph 7E, such amount being referred to as the "Redemption Price."

                  7C. Redemption Mechanics. Any holder of Series C Convertible Preferred Stock entitled to redemption pursuant to Paragraph 7A may notify the Corporation in writing that Shares of Series C Convertible Preferred Stock held by such holder shall be redeemed on a date specified in said Paragraph 7A. Such a notice in writing is referred to herein as a "Redemption Notice" and all shares to be redeemed pursuant to a Redemption Notice are referred to collectively herein as the "Redemption Shares." The date specified for redemption of Redemption Shares in a Redemption Notice is referred to herein as a "Redemption Date." In order to require a redemption on a Redemption Date specified in Paragraph 7A the Redemption Notice shall be given not later than the later of (i) twenty days before such Redemption Date (if the Redemption Notice is delivered by hand or courier) or (ii) twenty-five days before such Redemption Date (if the Redemption Notice is deposited in the U.S. mail, postage paid, addressed to the Corporation). A copy of any Redemption Notice shall be sent by the Corporation to all holders of shares of Series AA, Series BB or Series D Convertible Preferred Stock and Series C Convertible Preferred Stock by first class mail within two business days of receipt of a Redemption Notice by the

Corporation. Any holder of Series AA, Series BB or Series D Convertible Preferred Stock or Series C Convertible Preferred Stock may include all shares of such stock held by such holder and eligible for redemption on the Redemption Date in the shares to be redeemed pursuant to the Redemption Notice by notifying the Corporation in writing no later than ten days prior to the Redemption Date specified. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of the Redemption Shares (except the right to receive the Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                  7D. Payment of Redemption Price. If the funds of the Corporation legally available for redemption of shares of Series AA, Series BB and Series D Convertible Preferred Stock and Series C Convertible Preferred Stock on a particular Redemption Date are insufficient to redeem the total number of shares of Series AA, Series BB and Series D Convertible Preferred Stock and Series C Convertible Preferred stock tendered for redemption, the holders of shares to be redeemed shall be entitled to receive only their ratable shares of any funds legally available for redemption of shares of those series in proportion as the respective amounts which would be payable with respect to the full number of shares tendered by them bears to the total amount which would be payable if all outstanding shares of those series tendered for redemption were redeemed in full. The shares of Series AA, Series BB and Series D Convertible Preferred Stock and Series C Convertible Preferred Stock called for redemption on a given Redemption Date but not redeemed on such date (such shares being referred to herein as the "Unredeemed Shares") shall remain outstanding and entitled to all rights and preferences applicable to shares of those respective series. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such Unredeemed Shares, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above. Following any default by the Corporation in the payment of the Redemption Price, and prior to the actual redemption of shares called for redemption, the holder of any Unredeemed Shares may withdraw such holder's call for redemption of such shares, which withdrawal shall be effective upon the Corporation's receipt of written notice to that effect from such holder.

                  On any Redemption Date, payment shall be made in full to the holders entitled thereto, provided, however, that if the Corporation does not then have available the funds necessary to effect the required redemption, the Corporation may, at its election, request that the holders permit the Corporation to pay all amounts payable on such Redemption Date with a note or notes bearing interest at 12% annually, payable in five equal annual installments with the first installment due on the Redemption Date, or upon other reasonable deferred payment terms, and the holders shall negotiate with the Corporation in good faith with respect to such requests (but without obligation to agree to such request).

                  7E. Redeemed or Otherwise Acquired Shares to be Retired. Any shares of Series C Convertible Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be cancelled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series C Convertible Preferred Stock.

                  7F. Appraisal. In the event of a Redemption, the fair market value of the Redemption Shares shall be determined as provided for in this subparagraph 7E. The Corporation and the holders of Redemption Shares shall endeavor to agree upon a single, independent appraiser. In the event that no agreement is reached upon a single appraiser, each of the Corporation and the holders of Redemption Shares shall select an appraiser, and the two appraisers so selected shall appoint a third appraiser. The appraiser or appraisers so selected shall endeavor to reach a valuation for the Series AA, Series BB and Series D Convertible Preferred Stock and Series C Convertible Preferred Stock with all due speed, and in any event shall submit a valuation in writing to the Board of Directors within 40 days of their appointment. In the event that the appraisers or appraiser, as the case may be, do not submit a valuation by the Redemption Date, the appraiser or appraisers, as the case may be, shall select a replacement Redemption Date which shall be within five days of the their submission of a written valuation to the Board. All costs of an appraisal under this subparagraph 7E shall be borne by the Corporation.

         8. Amendments. No provision of these terms of the Series C Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series C Convertible Preferred Stock, voting as a separate series.

         9. Additional Rights of Holders.

                  9A. Information Rights. Any holder of not less than 5,000 shares of the Series C Convertible Preferred Stock shall be entitled (i) to receive from the Corporation, and the Corporation shall deliver to such holders, on a timely basis and without specific request, annual (audited), quarterly and monthly financial statements and annual budgets of the Corporation, as well as any other information reasonably requested by any such holder, (ii) to attend all meetings of the Board of Directors of the Corporation, and (iii) to receive copies of all substantive written materials distributed to the Board of Directors.

                  9B. Inspection Rights. The holders of the Series C Convertible Preferred Stock, and their designees, shall be entitled to inspect the properties of the Corporation, examine records of the Corporation and make copies thereof, and discuss the Corporation's affairs with the Corporation's officers, directors, lay employees and accountants. Any holder shall also be entitled, at the holder's own expense, to audit the Corporation at any time.

                                                                      SCHEDULE D

                      SERIES D CONVERTIBLE PREFERRED STOCK

         1. Number of Shares. The series of Preferred Stock designated and known as "Series D Convertible Preferred Stock" shall consist of 16,000 shares.

         2. Voting.

                  2A. General. Except as may be otherwise provided in these terms of the Series D Convertible Preferred Stock or by law, the Series D Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series D Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series D Convertible Preferred Stock is then convertible.

                  2B. Board Size. The Corporation shall not, without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series D Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, increase the maximum number of directors constituting the Board of Directors to a number in excess of five.

                  2C. Board Seats. The holders of the Series D Convertible Preferred Stock, voting as a separate class, shall be entitled to elect one (1) director of the Corporation. The holders of the Series C Convertible Preferred Stock, voting as a separate class, shall be entitled to elect one (1) director of the Corporation. The holders of the Series AA Convertible Preferred Stock, voting together with the holders of the Series BB Convertible Preferred Stock as a separate class, shall be entitled to elect one (1) director of the Corporation. The holders of the Series BB Convertible Preferred Stock, voting as separate series, shall each be entitled to elect one (1) director of the Corporation. The holders of the Common Stock shall be entitled to elect one (1) director of the Corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the shares of Series D Convertible Preferred Stock then outstanding shall constitute a quorum of the Series D Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Series D Convertible Preferred Stock. A vacancy in any directorship to be elected solely by the holders of the Series D Convertible Preferred Stock shall be filled only by vote or written consent of the holders of the Series D Convertible Preferred Stock.

         3. Dividends

                  (a) Computation of Cumulative Dividends. The holders of the outstanding shares of Series D Convertible Preferred Stock shall be entitled to receive, out of any funds, legally available therefor, cumulative dividends at the annual rate of Ten Percent (10%) of original issue price per share (the "Accruing Dividends") (subject to equitable adjustment in the event of any stock dividend, stock split, combination, reclassification other similar event). Such Accruing Dividends shall accrue on each share of Series D Convertible Preferred Stock from January 1, 1992 whether or not earned or declared.

                  Such Accruing Dividends on the Series D Convertible Preferred Stock shall be cumulative so that if such dividends in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be fully paid before any dividend or other distribution shall be paid or declared and set apart for the Common Stock. Upon conversion or redemption of the Series D Convertible Preferred Stock under paragraphs 6 and 7 hereof, or upon the liquidation or winding up of the affairs of the Corporation, all such accrued and unpaid dividends, whether or not earned or declared, to and until the date of such conversion, redemption, liquidation or winding up, shall become immediately due and payable and shall be paid in full. Upon conversion as provided in Section 6Q below, the Corporation, in lieu of cash payment, may pay such accrued and unpaid dividends by delivery to the holders of shares of the Corporation's Common Stock valued for such purpose at the price paid by the public for such shares as described in Section 6Q.

         Notwithstanding the foregoing, and except in the case of payments on liquidation pursuant to Section 4 (under which the Series C and Series D Convertible Preferred Stock shall be entitled to preferential payment of Accruing Dividends) the Series D Convertible Preferred Stock shall rank pari passu with the Series C, Series AA and Series BB Convertible Preferred Stock as to the payment of dividends, and the holders of Series C, Series AA and Series BB Convertible Preferred Stock shall be entitled to dividends at the same rate per share of such stock as have been declared, paid or set aside for holders of Series D Preferred Stock, without any preference as among holders of different series of preferred stock.

         (b) Restrictions. Unless all accrued dividends on the Series D Convertible Preferred Stock shall have been paid or declared and a sum sufficient for the payment thereof set apart, (i) no dividend shall be paid or declared, and no distribution shall be made, on any Common Stock, (ii) no shares of Series D Convertible Preferred Stock shall be converted under paragraph 6Q hereof unless holders thereof consent to such conversion, and (iii) no shares of any other class or series of stock of the Corporation shall be purchased, redeemed or acquired by the Corporation and no amounts shall be paid into or set aside or made available for the purchase, redemption or acquisition thereof; provided however, that this restriction shall not apply to the repurchase of shares of Common Stock held by employees or officers of the Corporation issued from the Corporation's employee incentive stock option plan as in effect as of November 30, 1991, providing for the reservation of 15,000 shares of Common Stock for issuance to employees (the "Employee Incentive Stock Option Plan"), or which are subject to stock repurchase agreements under which the

Corporation has the right to repurchase such shares in the event of termination of employment.

         4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series D Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series D Convertible Preferred Stock, to be paid an amount equal to the greater of (i) $110.00 per share (subject to equitable adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event) plus, in the case of each share, an amount equal to all Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the date payment thereof is made available, or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 immediately prior to such liquidation, dissolution or winding up, and the holders of Series D Convertible Preferred Stock shall not be entitled to any further payment, such amount payable with respect to one share of Series D Convertible Preferred Stock being sometimes referred to as the "Liquidation Payment" and with respect to all shares of Series D Convertible Preferred Stock being sometimes referred to as the "Liquidation Payments." Liquidation Payments to holders of Series D Convertible Preferred Stock shall rank equally with Liquidation Payments made to holders of Series C Convertible Preferred Stock. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series C and Series D Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series D Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series C and Series D Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series C and Series D Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series C and Series D Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given by mail, postage prepaid, or by telex to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Series D Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. The consolidation or merger of the Corporation into or with any other entity or entities which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such entity or affiliate thereof, and the sale or transfer by the Corporation of all or substantially all its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this paragraph 4. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series D Convertible Preferred Stock.

         Notwithstanding the foregoing, the Series D Convertible Preferred Stock shall rank equally with the Series C Convertible Preferred Stock and shall be senior to the Series AA and Series BB Convertible Preferred Stock as to payments on liquidation, dissolution or winding up, and the holders of Series C and Series D Convertible Preferred Stock shall be entitled to all payments per share of such stock on liquidation, dissolution or winding up in accordance with the terms thereof before any payments are made or set aside for holders of Series AA and Series BB Preferred Stock.

         5. Restrictions. At any time when not less than 1,000 shares of Series D Convertible Preferred Stock are outstanding (subject to equitable adjustment in the event of any stock dividend, stock split, combination, reclassification or other similar event), except where the vote or written consent of the holders of a greater number of shares of Series D Convertible Preferred Stock is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the approval of the holders of at least two-thirds of the then outstanding shares of Series D Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

                  5A. Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Series D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series D Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of Series D Convertible Preferred Stock or into shares of any other class of series of stock unless the same ranks junior to the Series D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise;

                  5B. Consent to any liquidation, dissolution or winding up of the Corporation or consolidate or merge into or with any other entity or entities or sell or transfer all or substantially all of its assets;

                  5C. Amend, alter or repeal its Certificate of Incorporation or By-laws in a manner which would have a material effect on the rights and preferences of the Series D Convertible Preferred Stock;

                  5D. Purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of stock other than the Series AA or Series BB and the Series C and Series D Convertible Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and except for the purchase of shares of Common Stock from former employees of the Corporation who acquired such shares directly from the Corporation, if each such purchase is made pursuant to contractual rights held by the Corporation relating to the termination of employment of such former employee; or

                  5E. Redeem or otherwise acquire any shares of Series AA, Series BB or Series C Convertible Preferred Stock or Series D Convertible Preferred Stock, except as expressly authorized in paragraph 7 hereof or pursuant to a purchase offer made pro rata to all holders of the shares of Series AA, Series BB and Series C Convertible Preferred Stock and Series D Convertible Preferred Stock on the basis of the aggregate number of outstanding shares of Series AA, Series BB and Series C Convertible Preferred Stock or Series D Convertible Preferred Stock then held by each such holder.

         6. Conversions. The holders of shares of Series D Convertible Preferred Stock shall have the following conversion rights:

                  6A. Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series D Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series D Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series D Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series D Convertible Stock so to be converted by $110.00 and (ii) dividing the result by the conversion price of $110.00 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series D Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series D Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series D Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  6B. Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6A and surrender of the certificate or certificates for the share or shares of Series D Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such shares or shares of Series D Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series D Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  6C. Fractional Shares; Dividends; Partial Conversion. No fractional shares shall be issued upon conversion of Series D Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, including any Accruing Dividends prorated to the date of conversion, accrued and unpaid on the shares of Series D Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6B. In case the number of shares or Series D Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the corporation, a new certificate or certificates for the number of shares of Series D Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series D Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors.

                  6D. Adjustment of Price Upon Issuance of Common Stock. Except as provided in subparagraph 6E, if the Corporation shall issue or sell, or is, in accordance with subparagraphs 6D(1) through 6D(7), deemed to have issued or sold, any shares of Common Stock or other stock or investment securities (other than Common Stock issued pursuant to the Employee Incentive Stock Option Plan) for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Conversion Price shall be reduced to the price at which the Corporation issued or sold, or is deemed to have issued or sold, such shares of Commons Stock.

         For purposes of this subparagraph 6D, the following subparagraphs 6D(1) to 6D(7) shall also be applicable:

                           6D(1)  Issuance of Rights or Options.  In case at any
                  time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being such called "Convertible Securities") whether or not such Options or the right to convert or exchange any Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than Fifty Percent (50%) of the Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           6D(2) Issuance of Convertible Securities. In case the
                  Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than 50% of the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 6D(3), no adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 6D, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                           6D(3) Change in Option Price to Conversion Rate. Upon
                  the happening of any of the following events, namely if the purchase price provided for in any Option referred to in subparagraph 6D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 6D(1) or 6D(2), or the rate at which Convertible Securities referred to in subparagraph 6D(1) or 6D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Conversion Price then in effect hereunder is thereby reduced.

                           6D(4) Stock Dividends.  In case the Corporation shall
                  declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for dividends or distributions upon the Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                           6D(5)  Consideration for Stock. In case any shares of
                  Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

                           6D(6) Record Date. In case the Corporation shall take
                  a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common stock, Options or Convertible Securities or
                  (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then issue of such record date shall be deemed to be the date of the issue of sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           6D(7) Treasury Shares.  The disposition of any shares
                  of Common Stock owned or held by or for the account of the Corporation shall be considered an issue or sale of Common Stock for the purpose of this subparagraph 6D.

                  6E. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of the issuance of up to an aggregate of 15,000 shares (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F) of Common stock to directors, officers or employees of the Corporation in connection with their service as directors of the Corporation or their employment by the Corporation pursuant to the Employee Incentive Stock Option Plan.

                  6F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  6G. Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series D Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of series D Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  6H. Certain Events. If any event occurs of the type contemplated by the provisions of paragraphs 6D - 6G but not expressly provided for by such provisions, then the Corporation's Board of Directors will make an appropriate adjustment in the conversion price so as to protect the rights of the holders of Series D Preferred Stock; provided that no such adjustment will increase the conversion price as otherwise determined pursuant to this subparagraph or decrease the number of shares of Common Stock issuable upon conversion of each share of Series D Preferred Stock.

                  6I. Purchase of Common Stock by the Corporation. If the Corporation at any time while the Series D Preferred Stock is outstanding shall purchase, redeem or otherwise acquire any of its Common Stock at a price per share greater than the "Market Price" (as defined below), upon each such purchase, redemption or acquisition the conversion price shall be adjusted to that price determined by multiplying such conversion price then in effect by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchase, redeemed or acquired would purchase at the "market Price" (as defined below); and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this subparagraph 6I, a purchase, redemption or acquisition of an option, right or warrant shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of such option, right or warrant on the date as of which such computation is required hereby to be made even if such option, right or warrant is not exercisable, convertible or exchangeable on such date.

For purposes  hereof,  "Market Price" shall mean, on any date specified  herein,
(A) if any class of capital stock of the Corporation (the "Capital Stock") is listed or admitted to trading on any national securities exchange, the highest price obtained by taking the arithmetic mean over a period of 20 consecutive Trading Days (defined to mean any day on which the

NASDAQ National Market System is open for trading on a regular basis) ending the second Trading Day prior to such date of the average, on each such Trading Day, of the high and low sale prices of shares of each such class of Capital Stock or if no such sale takes place on such date, the average of the highest closing bid and lowest closing asked prices thereof on such date, in each case as officially reported on all national securities exchanges on which each such class of Capital Stock is then listed or admitted to trading, or (B) if no shares of any class of Capital Stock are then listed or admitted to trading on any class of Capital Stock on such date in the over-the-counter market as shown by the NASDAQ National Market System or, if no such shares of any class of Capital Stock are then quoted in such system, as published by the National Quotation Bureau, Inc. or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Corporation. If no shares of any class of Capital Stock are then listed or admitted to trading on any national securities exchange and if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market, "Market Price" shall mean the higher of (x) the book value per share of Capital Stock (assuming for the purposes of this calculation the economic equivalent of all shares of all classes of Capital Stock) as determined on a fully diluted basis in accordance with generally accepted accounting principles by a firm of independent public accounts of recognized standing (which may be its regular auditors) selected by the Board of Directors of the Corporation as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or (y) the fair value of one share of the Capital Stock on such day as determined in good faith by the Corporation's Board; provided, however, that if holders of seventy-five percent (75%) of the Series D Preferred Stock object in writing to such determination with 10 days of receipt of written notification thereof, then the Market Price shall, at the expense of the Corporation, be determined in good faith by a national or major regional investment bank selected by vote or written consent of the Board.

                  6J. Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall given written notice thereof, by first class mail, postage prepaid, or by telex or telecopy to non-U.S. residents, addressed to each holder of shares of Series D Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                  6K.      Other Notices.  In case at any time:

                           (1) the  Corporation  shall declare any dividend upon
         its  Common  Stock   payable  in  cash  or  stock  or  make  any  other
         distribution to the holders of its Common Stock;

                           (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                           (3)  there  shall be any  capital  reorganization  or
         reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with or into, or sale of all or substantially all its assets to, another entity or entities; or

                           (4)  there  shall  be  a  voluntary  or   involuntary
         dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by telex or telecopy, addressed to each holder of any shares of Series D Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation , merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  6L. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series D Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series D Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue and thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series D Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation.

                  6M. No Reissuance of Series D Convertible Preferred Stock. Shares of Series D Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  6N. Issue Tax. the issuance of certificates for shares of Common Stock upon conversion of Series D Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series D Convertible Preferred Stock which is being converted.

                  6O. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series D Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any Shares of Series D Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series D Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                  6P. Definition of Common Stock. As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, no par value, as constituted on the date of filing of these terms of the series D Convertible Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series D Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in subparagraph 6G.

                  6Q. Mandatory Conversion. If at any time the Corporation shall effect a firm commitment underwritten public offering of shares of Common Stock in which (i) the aggregate price paid for such shares by the public shall be at least $5,000,000 and (ii) the price paid by the public for such shares shall be at least $250.00 per share (appropriately adjusted to reflect the occurrence of any event described in subparagraph 6F), then effective upon the closing of the sale of such shares by the Corporation pursuant to such public offering, all outstanding shares of Series D Convertible Preferred Stock shall automatically convert to the number of fully paid and nonassessable shares of Common Stock as if determined by subparagraph 6A.

         7. Redemption. The shares of Series D Convertible Preferred Stock may be redeemed as follows:

                  7A. Optional Redemption. The holders of not less than two-thirds of the total number of shares of Preferred Stock outstanding (of all Series, collectively) may elect to require the Corporation to redeem, and the Corporation shall redeem, such number of the shares of each such Series of Convertible Preferred Stock outstanding on January 1, 1996, as may be tendered from time to time, in the amounts, and on the date or dates, as follows:

                                              Percentage of All Shares
                                              Outstanding on January 1, 1996,
              Date of Redemption              which may be redeemed
              ------------------              -------------------------------

                  June 1, 1996                            33%*
                  June 1, 1997                            67%*
                  June 1, 1998                           100%

* each such redemption being allocated pro-rata among the holders of all series of the Convertible Preferred Stock electing to participate in such redemption.

         Notice of such election (the "Election Notice") shall be signed by the holders of not less than two-thirds of the total number of shares of all Series of Preferred Stock then outstanding and may be delivered to the Corporation at any time by hand, by courier or by deposit in the United States mail.

                  7B. Redemption Price. The Series D Convertible Preferred Stock to be redeemed on a Redemption Date shall be redeemed by paying for each share in cash an amount equal to the greater of (i) $110.00 per share plus, in the case of each share, am amount equal to all Accruing Dividends unpaid thereon (whether or not declared) and any other dividends declared but unpaid thereon, computed to the Redemption Date, or, (ii) the fair market value of the shares to be redeemed, as determined by appraisal as described paragraph 7E, such amount being referred to as the "Redemption Price."

                  7C. Redemption Mechanics. Any holder of Series D Convertible Preferred Stock entitled to redemption pursuant to Paragraph 7A may notify the Corporation in writing that Shares of Series D Convertible Preferred Stock held by such holder shall be redeemed on a date specified in said Paragraph 7A. Such a notice in writing is referred to herein as a "Redemption Notice" and all shares to be redeemed pursuant to a Redemption Notice are referred to collectively herein as the "Redemption Shares." The date specified for redemption of Redemption Shares in a Redemption Notice is referred to herein as a "Redemption Date." In order to require a redemption on a Redemption Date specified in Paragraph 7A the Redemption Notice shall be given not later than the later of (i) twenty days before such Redemption Date (if the Redemption Notice is delivered by hand or courier) or (ii) twenty-five days before such Redemption Date (if the Redemption Notice is deposited in the U.S. mail, postage paid, addressed to the Corporation). A copy of any Redemption Notice shall be sent by the Corporation to all holders of shares of Series AA, Series BB or Series C Convertible Preferred Stock and Series D Convertible Preferred Stock by first class mail within two business days of receipt of a Redemption Notice by the

Corporation. Any holder of Series AA, Series BB or Series C Convertible Preferred Stock or Series D Convertible Preferred Stock may include all shares of such stock held by such holder and eligible for redemption on the Redemption Date in the shares to be redeemed pursuant to the Redemption Notice by notifying the Corporation in writing no later than ten days prior to the Redemption Date specified. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of holders of the Redemption Shares (except the right to receive the Redemption Price) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                  7D. Payment of Redemption Price. If the funds of the Corporation legally available for redemption of shares of Series AA or Series BB Convertible Preferred Stock and Series C or Series D Convertible Preferred Stock on a particular Redemption Date are insufficient to redeem the total number of shares of Series AA, Series BB and Series C Convertible Preferred Stock and Series D Convertible Preferred stock tendered for redemption, the holders of shares to be redeemed shall be entitled to receive only their ratable shares of any funds legally available for redemption of shares of those series in proporation as the respective amounts which would be payable with respect to the full number of shares tendered by them bears to the total amount which would be payable if all outstanding shares of those series tendered for redemption were redeemed in full. The shares of Series AA or Series BB Convertible Preferred Stock and Series C and Series D Convertible Preferred Stock called for redemption on a given Redemption Date but not redeemed on such date (such shares being referred to herein as the "Unredeemed Shares") shall remain outstanding and entitled to all rights and preferences applicable to shares of those respective series. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such Unredeemed Shares, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available, on the basis set forth above. Following any default by the Corporation in the payment of the Redemption Price, and prior to the actual redemption of shares called for redemption, the holder of any Unredeemed Shares may withdraw such holder's call for redemption of such shares, which withdrawal shall be effective upon the Corporation's receipt of written notice to that effect from such holder.

                  On any Redemption Date, payment shall be made in full to the holders entitled thereto, provided, however, that if the Corporation does not then have available the funds necessary to effect the required redemption, the Corporation may, at its election, request that the holders permit the Corporation to pay all amounts payable on such Redemption Date with a note or notes bearing interest at 12% annually, payable in five equal annual installments with the first installment due on the Redemption Date, or upon other reasonable deferred payment terms, and the holders shall negotiate with the Corporation in good faith with respect to such requests (but without obligation to agree to such request).

                  7E. Redeemed or Otherwise Acquired Shares to be Retired. Any shares of Series D Convertible Preferred Stock redeemed pursuant to this paragraph 7 or otherwise acquired by the Corporation in any manner whatsoever shall be cancelled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series D Convertible Preferred Stock.

                  7F. Appraisal. In the event of a Redemption, the fair market value of the Redemption Shares shall be determined as provided for in this subparagraph 7E. The Corporation and the holders of Redemption Shares shall endeavor to agree upon a single, independent appraiser. In the event that no agreement is reached upon a single appraiser, each of the Corporation and the holders of Redemption Shares shall select an appraiser, and the two appraisers so selected shall appoint a third appraiser. The appraiser or appraisers so selected shall endeavor to reach a valuation for the Series AA and Series BB Convertible Preferred Stock and Series C and Series D Convertible Preferred Stock with all due speed, and in any event shall submit a valuation in writing to the Board of Directors within 40 days of their appointment. In the event that the appraisers or appraiser, as the case may be, do not submit a valuation by the Redemption Date, the appraiser or appraisers, as the case may be, shall select a replacement Redemption Date which shall be within five days of the their submission of a written valuation to the Board. All costs of an appraisal under this subparagraph 7E shall be borne by the Corporation.

         8. Amendments. No provision of these terms of the Series D Convertible Preferred Stock may be amended, modified or waived without the written consent or affirmative vote of the holders of at least two-thirds of the then outstanding shares of Series D Convertible Preferred Stock, voting as a separate series.

         9. Additional Rights of Holders.

                  9A. Information Rights. Any holder of not less than 5,000 shares of the Series D Convertible Preferred Stock shall be entitled (i) to receive from the Corporation, and the Corporation shall deliver to such holders, on a timely basis and without specific request, annual (audited), quarterly and monthly financial statements and annual budgets of the Corporation, as well as any other information reasonably requested by any such holder, (ii) to attend all meetings of the Board of Directors of the Corporation, and (iii) to receive copies of all substantive written materials distributed to the Board of Directors.

                  9B. Inspection Rights. The holders of the Series D Convertible Preferred Stock, and their designees, shall be entitled to inspect the properties of the Corporation, examine records of the Corporation and make copies thereof, and discuss the Corporation's affairs with the Corporation's officers, directors, lay employees and accountants. Any holder shall also be entitled, at the holder's own expense, to audit the Corporation at any time.

                                                                      SCHEDULE E


Preferred Stock.
----------------

         The shares of Preferred Stock authorized hereby may be divided into and issued in one or more series. To the extent that the designations, limitations, preferences, voting powers, qualifications, and special or relative rights or privileges of the Preferred Stock or as between series of Preferred Stock are not established herein, the Directors of this corporation are expressly granted the authority to establish series of Preferred Stock and to fix and determine, in whole or in part, the designations, limitations, preferences, voting powers, qualifications, and special or relative rights or privileges of the Preferred Stock or as between series of Preferred Stock before the issuance of any shares of Preferred Stock or any series of Preferred Stock in a resolution or resolutions of the Board of Directors providing for the issuance of any shares of Preferred Stock or any series of Preferred Stock. By way of example and without limitation, such resolution or resolutions may:

         (a) specify the series to which any such shares of Preferred Stock shall belong;

         (b) fix the rate of dividend for such series, if any, which dividend may vary from series to series;

         (c) specify whether dividends for such series are cumulative, non-cumulative or partially cumulative;

         (d) specify the manner in which dividends for such series are payable and the date or dates from which such dividends shall accrue;

         (e) state whether such series shall be redeemable, and state the price at and the terms and conditions on which shares of such series may be redeemed;

         (f)      fix the amount  payable on shares of such  series in the event
                  of  voluntary  or  involuntary  liquidation,   dissolution  or
                  winding up of the Corporation;

         (g)      state  whether  a  sinking  fund  shall  be  created  for  the redemption or repurchase of shares of such series, and, if such a fund is established, the terms and provisions governing the operation of any such fund and the status as to reissuance of any shares of such series repurchased or otherwise reacquired, redeemed or retired through the operation thereof;

         (h) state whether the shares of such series shall be convertible, and, if convertible, the terms and conditions on which shares of such series may be converted; and

         (i) state what voting rights shares of such series shall have, if any.







                  The Board of Directors of the Corporation in such resolution or resolutions may, in a manner not inconsistent with the provisions of this Restated Articles of Incorporation and to the extent permitted by applicable law:

         (a)      limit the number of shares of such series which may be issued;

         (b)      impose   conditions  or  restrictions  upon  the  creation  of
                  indebtedness of the Corporation or upon the issue of additional Preferred Stock or other stock of equal or prior rank to such series as to dividends or distribution of assets on voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

         (c) impose conditions or restrictions upon the payment of dividends or the making of other distributions of any kind or character on, or the redemption, repurchase, retirement or other reacquisition of, shares of any class or series of stock junior in rank to the shares of such series as to dividends or distribution of assets on voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

         (d) grant such other special rights to the holders of shares of such series as the Board of Directors may determine.



                                      -2-